April 3, 2007

THE LEADER SHORT-TERM BOND FUND
Series of Trust for Professional Managers
Supplement to Statement of Additional Information Dated January 19, 2007

Effective as of the date of this supplement, the fiscal year end of the Leader Short-Term Bond Fund has been changed to May 31.

Please retain this Supplement with your Statement of Additional Information for reference.

The date of this Supplement is April 3, 2007.